INVESTOR PRESENTATION Summer 2021

Key Investment Highlights Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business 1

Company Snapshot

World's largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Portfolio Overview

Warehouses	Ownership Type	Total Capacity	Average Facility Size	Geographic Operations	Estimate of U.S. Market Share	Number of Customers	Number of Pallet Positions
242	*183 owned [(1)], 50 capital / operating leased, 9 managed*	*1.4bn cubic feet / 47mm square feet*	*5.9mm cubic feet / 193K square feet*	*North America, Europe, Asia-Pacific and South America*	*21% [(2)]*	*~4,200*	*~5.2mm*

Financial Highlights

$12.4bn	*Total Enterprise Value [(3)]*
$9.9bn	*Equity Market Cap [(3)]*
$520.6mn	*LTM PF Core EBITDA [(4)]*
$0.88	*1Q21 Annualized Dividend per Share*
2.3% / 5.6%	*FY 2020 SS Revenue / NOI Growth Rate [(5)]*

LTM 3/31/21 Segment Breakdown [(6)]



Revenue
Warehouse
77%
LTM 3/31/21
TOTAL
REVENUE
$2,136mm
14%
Third-Party Managed
9%
Transportation



Contribution / NOI (7)
Warehouse
94%
LTM 3/31/21
TOTAL
CONTRIBUTION
(NOI)
$573mm
2%
4%
Third-Party Managed
Transportation

Note: Figures as of March 31, 2021, unless otherwise indicated.

(1) Includes 14 ground leased assets

(2) 2020 IARW North American Top 25 List (June 2020), per GCCA website. U.S. only. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)

(3) Based on COLD share price of $38.37 as of May 7, 2021

(4) As of March 31, 2021, amount includes five months of Core EBITDA from the Caspers and AM-C Warehouse acquisitions, seven months of Core EBITDA from the Halls acquisition, nine months of Core EBITDA from the Agro acquisition, and eleven months of Core EBITDA from the Liberty acquisition prior to Americold's ownership of the respective acquired entities

(5) Represents share of Revenues and NOI from Global Warehouse Segment; Same store Revenue and NOI growth rates on a constant currency basis

(6) Excludes quarry business

(7) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

2

americold®

Largest Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Tradewater Distribution Center Atlanta, GA An indispensable component of food infrastructure from “farm to fork" 3 Production Advantaged Warehouse Farm Food Producer Distribution Center / Public Warehouse Food Service Distribution Center Retail Distribution Center Restaurant Supermarket e-Commerce Fulfillment School Hospital Hotel Fork Sports Government

Integrated Operations Overview

Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy

Segment	Segment Overview	Select Customers	% of Contribution (1)
Warehouse (Storage and Handling)	▪ Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income ▪ Comprehensive value-add services ▪ Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors	Conagra Brands, Wakefern Food Corp., Danone Wave, Woolworths, McCain, H-E-B, Ocean Spray, General Mills, Smithfield	Warehouse NOI 94%
Third-Party Managed	▪ Management of customer-owned warehouses ▪ Warehouse management services provided at customer-owned facilities ▪ Operating costs passed through to customers	Kroger, KraftHeinz, Woolworths, Lamb Weston	Third-Party Managed 2%
Transportation	▪ Asset-light consolidation, management and brokerage services ▪ Complements warehouse segment ▪ Enhances customer retention and drives warehouse storage and occupancy ▪ Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold's scale	Unilever, Grocery Outlet Bargain Market, Whole Foods Market, Wakefern Food Corp., Woolworths, White Castle, USDA, InnovAsian	Transportation 4%


Clearfield Distribution Facility – Clearfield, UT


Warehouse
NOI
94%


2%
Third-Party
Managed


4%
Transportation

(1) LTM figures as of March 31, 2021 and excludes the quarry business segment

4

americold

# of Facilities 198 26 15 3 Square Feet (mm) 41.2 3.4 1.9 0.4 Cubic Feet (mm) 1,223.2 111.2 70.0 17.3 Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of March 31, 2021. Figures do not include Americold’s Brazilian JV investments in SuperFrio and Comfrio Soluções Logística. Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-PacificNorth America Europe 5

A Global Market Leader in Temperature-Controlled Warehousing

Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

U.S. Market (1)

Rank	Company	Market Share	Cubic Ft (mm)
1	Lineage Logistics	25.2%	1,392
2	**Americold**	**21.4%**	**1,182**
3	US Cold Storage, Inc.	6.8%	374
4	Interstate Warehousing, Inc.	2.1%	116
5	Burris Logistics	1.4%	75
6	NewCold Advanced Cold Logistics	0.9%	48
7	Hanson Logistics	0.8%	44
8	Holt Logistics Corp.	0.6%	35
9	MTC Logistics	0.5%	25
10	Midwest Refrigerated Services	0.4%	23
TOTAL (4)		**60.1%**	**3,314**

Global Market (2)

Rank	Company	Market Share	Cubic Ft (mm)
1	Lineage Logistics	7.0%	1,789
2	**Americold**	**5.6% (3)**	**1,422 (3)**
3	US Cold Storage, Inc.	1.5%	374
4	NewCold Advanced Cold Logistics	0.8%	195
5	Nichirei Logistics Group, Inc.	0.7%	183
6	Kloosterboer B.V.	0.7%	171
7	VersaCold Logistics Services	0.5%	123
8	Interstate Warehousing, Inc.	0.5%	116
9	Frialsa Frigorificos	0.4%	106
10	VX Cold Chain Logistics	0.4%	97
TOTAL (4)		**18.0%**	**4,575**

Note: Americold portfolio figures provided by the Company as of March 31, 2021. Figures may not sum due to rounding
(1) 2020 IARW North American Top 25 List (June 2020), per GCCA website. U.S. only. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(2) 2020 IARW Global Top 25 List (July 2020), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) Figures do not include Americold's Brazilian JV investments in SuperFrio and Comfrio Soluções Logistica
(4) The remaining 39.9% and 82.0% of the U.S. and global markets consist of ~2.2bn cubic feet and ~20.8bn cubic feet, respectively

6

americold®

Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Pro Forma Commodity [1]



Dairy
Potatoes
Poultry
Fruits & Vegetables
Pork
Packaged Foods[3]
Bakery
Beef
Distributors[4]
Seafood
Other
Retail[5]
13%
7%
7%
5%
5%
4%
3%
2%
2%
14%
18%
20%
LTM 3/31/21 WAREHOUSE REVENUE

~78% of Revenue from Food Manufacturers and ~20% from Retailers

Global Geographic Diversity [2]



Global Warehouse
U.S. Warehouse
South America
Asia-Pacific
Europe
Canada
United States
<1%
12%
9%
2%
77%
YTD 3/31/21 WAREHOUSE REVENUE
Central
Southeast
West
East
29%
28%
17%
26%
YTD 3/31/21 TOTAL U.S. WAREHOUSE REVENUE

Pro Forma Warehouse Type [1]



Distribution
Production Advantaged
Public Warehouse
25%
25%
50%
LTM 3/31/21 WAREHOUSE REVENUE
Distribution
Production Advantaged
Public Warehouse
Facility Leased
31%
24%
1%
44%
LTM 3/31/21 WAREHOUSE CONTRIBUTION (NOI)

Note: Figures may not sum due to rounding.
(1) March 31, 2021 LTM Revenue and NOI pro forma 2020 and 2021 acquisitions.
(2) Diversification based on warehouse segment revenues for the three months ended March 31, 2021.
(3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs
(4) Distributors reflects a broad variety of product types from distribution customers
(5) Retail reflects a broad variety of product types from retail customers

7

Long Standing Relationships with Top 25 Customers (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of 1Q 2021. (3) Based on LTM warehouse revenues as of March 31, 2021. Figures pro forma for the acquisition of Caspers and AM-C Warehouse, including 7 months of COLD ownership and 5 months of prior ownership, pro forma for the acquisition of Halls, including 5 months of COLD ownership and 7 months of prior ownership, pro forma for the acquisition of Agro, including 3 months of COLD ownership and 9 months of prior ownership and pro forma for the acquisition of Liberty Freezers, including 1 month of COLD ownership and 11 months of prior ownership Have been with Americold for an average of 35+ years 12 customers are investment grade (2) 100% utilize multiple facilities 92% utilize technology integration 96% utilize value-add services 80% utilize committed contracts or leases 56% are in fully dedicated sites 48% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions 25 largest customers account for approximately 48% (3) of warehouse revenues, with no customer generating more than 7% (3) of revenues 8

78% 76% 75% 76% 70% 76% 74% 73% 71% 77% 77% 75% 70% 82% 81% 80% 72% 78% 77% 76% 72% 80% 79% 81% 77% 77% 77% 78% 81% 79% 77% 84% 83% 79% 80% 80% 79% '17 '18 '19 '20 '21 '17 18 '19 '20 '17 '18 '19 20 '17 '18 '19 '20 17 '18 '19 '20 Network Average Economic & Physical Occupancy Trend  Typical optimal physical occupancy is ~85% to maximize four-wall cash flow / NOI o Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets Economic Occupancy Driving Improved Returns X X X X X X X X X X X X Warehouse Pallets X Contractually Reserved Pallets  Significantly increased fixed commitment contracts in our portfolio  Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication Currently Occupied 1Q 2Q 3Q 4Q Annual Note: Dotted lines represent incremental average economic occupancy percentage (1) Example assumes 10,000 pallet positions and is for illustrative purposes only Illustrative Economic Occupancy (1) Physical Occupancy Economic Occupancy Americold’s commercialization practices support our customers and improve our quality of earnings 7,000 6,800 7,000 7,100 7,350 7,600 7,850 8,300 8,500 9,000 8,800 8,300 5,000 6,000 7,000 8,000 9,000 10,000 January February March April May June July August September October November December Economic Occupancy: 8,500 Physical Occupancy 9

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- ***Fixed storage committed contracts*** and leases currently represent:
  - ***36%*** of warehouse rent and storage revenues (1) and
  - ***39%*** of total warehouse segment revenues (2)
- ***7-year*** weighted average stated term (3)
- ***3-year*** weighted average remaining term (3)
- As of March 31, 2021, we had entered into at least one fixed commitment contract or lease with ***20 of our top 25*** warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments
- Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold's commercialization standards

Total Warehouse Rent & Storage Revenue



$0.52bn
$0.61bn
$0.61bn
$0.62bn
$0.64bn
$0.66bn
$0.67bn
$0.69bn
$0.85bn
57%
62%
60%
59%
60%
59%
58%
59%
64%
43%
38%
40%
41%
40%
41%
42%
41%
36%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21 (4)
Other Rent & Storage Revenue
Annualized Committed Rent & Storage Revenue (1)

Total Warehouse Segment Revenue



$1.18bn
$1.43bn
$1.44bn
$1.47bn
$1.51bn
$1.52bn
$1.54bn
$1.64bn
$2.00bn
51%
55%
55%
54%
55%
55%
53%
54%
61%
49%
45%
45%
46%
45%
45%
47%
46%
39%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21 (4)
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

(1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of March 31, 2021
(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended March 31, 2021
(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of March 31, 2021
(4) Based on LTM warehouse revenues as of March 31, 2021, Amounts includes five months of warehouse revenue from the Caspers and AM-C Warehouse acquisitions, seven months of warehouse revenue from the Halls acquisition, nine months of warehouse revenue from the Agro acquisition, and eleven months of warehouse revenue from the Liberty acquisition prior to Americold's ownership of the respective acquired entities

10

americold

$303 $324 $338 $387 $438 $456 $11 $24 $37 $61 $82 $83 $314 $348 $375 $448 $520 $540 2016A 2017A 2018A 2019A 2020A LTM 3/31/21 Rent & Storage Warehouse Services $477 $502 $515 $583 $666 $709 $604 $644 $662 $795 $883 $945 $1,081 $1,146 $1,177 $1,377 $1,549 $1,654 2016A 2017A 2018A 2019A 2020A LTM 3/31/21 Rent & Storage Warehouse Services Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 2016A – LTM 3/31/21 CAGR Actual $ Constant Currency (1) 11.1% 12.6% 10.5% 12.8% 60.1% 66.8% 10.1% 13.4% 2016A – LTM 3/31/21 CAGR Actual $ Constant Currency (1) 29.1% 30.4% 31.8% 32.5% 32.6% Contribution (NOI) Margin Warehouse Services Total Warehouse Services Rent & Storage 9.8% 13.0% Rent & Storage 13.6% 16.5% Total Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements (1) On a constant currency basis relative to fiscal year 2016 foreign currency exchange rates 33.6% 11

Substantially All Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM warehouse segment as of March 31, 2021. Future results may vary. Figures may not sum due to rounding (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.44) Other Facility Costs E x p e n se s R e v e n u e s Rent & Storage Warehouse Services Total Warehouse = $0.43 $0.57 $1.00 Other Services Costs ($0.08) ($0.06) ($0.09) ($0.44) ($0.08) + $0.28 $0.05 $0.33 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.06) ($0.09) 64% 9% 33% N O I – – – – Margin: % WH Total: 85% 15% 100% 12

Positioned for Multiple Avenues of Growth Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities  Signifies COLD has and continues to capitalize on growth opportunities 13 Global Food Producers Outsourcing & Sale-Leaseback Opportunities 8 Expand Presence in Other Temperature Sensitive Products in the Cold Chain 9 Operational Efficiencies & Cost Containment 3  Underwriting & Contract Standardization 2  Rate Escalations / Occupancy Increases 1  Customer-Specific Build-to-Suit & Market-Driven Development 4  Redevelopment & Existing Site Expansion 5  Industry Consolidation 6  Geographic Expansion into New Markets 7  External Growth and Expansion Opportunities Organic Growth Opportunities Development and Redevelopment Focused and Disciplined Strategy to Expand Portfolio Proactive Asset Management “Same Store” Warehouse

Organic Growth Initiatives Have Driven Same Store Growth

Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position

Same Store Warehouse Revenue Growth

Expected to range between 2% – 4% on a constant currency basis



Actual $ Growth %
3.2%
6.1%
2.9%
1.9%
1.9%
Constant Currency $ Growth %
4.1%
5.8%
3.9%
3.5%
2.3%
2016
2017
2018
2019
2020

Total Same Store Warehouse NOI Growth

Expected to range 100 – 200 bps higher than associated SS revenue



Actual $ Growth %
2.1%
9.8%
6.9%
3.9%
5.3%
Constant Currency $ Growth %
2.9%
9.5%
7.4%
5.1%
5.6%
2016
2017
2018
2019
2020

Q1 2021 Same Store Portfolio



4%
Non-Same Store
26%
10
61
TOTAL COLD WAREHOUSE FACILITIES
233
162
Legacy COLD Same Store
Acquired Non-Same Store
Legacy COLD Non-Same Store
Same Store
70%

Same Store NOI Margin



64.5%
65.5%
66.2%
67.0%
66.8%
SS Rent & Storage
29.8%
30.9%
32.1%
32.6%
34.1%
Total SS Warehouse
2.0%
4.0%
5.8%
6.9%
9.3%
SS Warehouse Services
2016
2017
2018
2019
2020

Note: Figures as of March 31, 2021, unless otherwise indicated
Note: Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period
Note: NOI growth represents year-over-year growth to the comparable prior period

14

americold®

Historic Same Store Seasonality Trend Quarterly Same Store Revenue (% of Annual) Quarterly Same Store NOI (% of Annual) 24% 24% 25% 26% 24% 24% 25% 26% 25% 24% 25% 26% Q1 Q2 Q3 Q4 2018 Revenue 2019 Revenue 2020 Revenue 24% 24% 25% 27% 23% 25% 24% 28% 24% 23% 25% 28% Q1 Q2 Q3 Q4 2018 NOI 2019 NOI 2020 NOI  Peak holiday season drives higher volumes  Power expense moderates back to average levels Fourth Quarter  The harvest ramp coupled with holiday season inventory build often drives Q3 revenue growth  Q3 (mid / late summer) is the hottest weather quarter which negatively impacts NOI due to increased power expense Third Quarter  Surge in 1Q 2020 due to COVID  Timing of Easter moves between Q1 and Q2  On average Q1 and Q2 are relatively consistent First / Second Quarter Key Quarterly Drivers Prior to Covid-19, same store metrics show consistent seasonal trends 15

Growth Strategy – Expansion and Development

Expansion and Development Opportunities (1)

Under Construction

Atlanta, GA | *Plainville, CT*
Auckland, New Zealand | *Lancaster, PA*
Russellville, AR | *Calgary, Canada*
Lurgan, Northern Ireland

62.1mm Cu Ft
~199,000 Pallets

Total Estimated Costs (2)
~$607mm
5 Expansions / 2 Developments

Current Development Pipeline (3)

Estimated Investment $1bn+

- ✓ Includes both customer-specific and market-demand
- ✓ Greenfield developments and expansions
- ✓ Global opportunities
- ✓ Automated and conventional facilities
- ✓ Food manufactures and retail customers

Expansion Opportunities

Customer-Specific | **Market-Demand** + **Existing Sites for Future Expansion**

760+ acres of excess developable land
In current portfolio

Expected to initiate $175 million to $300 million of new development starts annually

16

(1) As of March 31, 2021; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Reflects management's estimate of cost of completion as of March 31, 2021
(3) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all americold

Acquisition of Bowman Stores

The acquisition of Bowman Stores strengthens Americold's presence in the United Kingdom

Transaction Overview

- In May 2021, COLD entered into a purchase agreement to aquire Bowman Stores for **~£74mm** at an in-place net entry NOI yield of **~6.8%**
- Bowman Stores operates a single campus located in Spalding, England
  - Campus aggregates 10 million cubic feet along with four buildable acres of land to support additional development
- Expected to fully stabilize in Q3 2024

Bowman Stores at a Glance

Location	Spalding, England
Cubic Feet	~9.5mm cubic feet
Pallet Positions	~23K pallet positions


Bowman Stores


Stoke-on-Trent
Wolverhampton
Ely
Hereford
St Albans
Chelmsford
London
Bristol
Existing COLD Facility (Whitchurch)
Bowman Stores

17

americold

Acquisition of Agro Merchants Group

The acquisition of Agro provides Americold with a strategic presence throughout Europe and complementary operations in other global geographies

Transaction Overview

- In December 2020, COLD completed the acquisition of Agro Merchants Group for **~$1.7bn** at an in-place net entry NOI yield of **~6.5%**
  - Agro represents a unique opportunity to acquire an institutional-quality global portfolio that facilitates COLD's strategic entry into Europe and adds complementary locations in the US, South America and Australia
  - Agro was the **fourth** largest temperature-controlled warehouse company globally, the **third** largest in Europe, and the **fourth** largest in the United States



Agro Merchants Valencia
Valencia, Spain

Agro at a Glance

Total Facilities	46 (1)
Countries	10
Refrigerated Cubic Feet	~236mm cubic feet (1)
Customers	2,900+



Carson, CA
Pedricktown, NJ (2)
Vineland, NJ
Nashville
Charlotte, NC
Benson, NC
Goldsboro, NC
Lumberton, NC
Charleston, SC
Savannah, GA
Atlanta, GA (3)
Forest, MS
Hattiesburg, MS
Oxford, AL
Santiago, CL
Lurgan (3)
Monaghan (2)
Dublin
Barneveld (2)
Rotterdam
Maasvlakte
Gdansk / Gdynia
Vienna
Porto / Leixoes
Lisbon
Sines
Algeciras
Barcelona (2)
Valencia
Brisbane (2)
United States
Europe
Rest of World
JV Investment

(1) Excludes minority stake in Comfrio Soluções Logística, Brazil joint-venture

18

americold

Russellville, AR Expansion for Conagra Brands

The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer

Transaction Overview

- COLD is expanding its Russellville, Arkansas facility for a total of **~$84mm** in a dedicated build for Conagra Brands
  - Construction started during Q4 2020 and is expected to fully stabilize in Q1 2024
  - Expected to generate stabilized NOI ROIC of **~10%-12%**
- Conagra Brands (NYSE: CAG) is one of North America's leading branded food companies
  - CAG is a top tier strategic customer
  - COLD has served CAG for decades in multiple locations
  - CAG is rated BBB-/Baa3/BBB- by S&P, Moody's, Fitch (1)


americold
CONAGRA

Expansion at a Glance

Clear Height	~130 feet
Cubic Feet	~13mm cubic feet
Pallet Positions	~42K pallet positions

(1) Ratings as of March 31, 2021

19

Flexible Balance Sheet Positioned for Growth

As of 03/31/2021 Pro Forma

Real Estate Debt Maturity (1)



% of Debt Maturing
- - 11% - 15% 8% - - 16% 14% 19% - 17%
2013 Mortgage Loans
Undrawn Revolver (2)
Unsecured Term Loan A-1
Unsecured Term Loan A-2 (CAD Denominated)
Series A 4.68% Unsecured Notes
Series B 4.86% Unsecured Notes
Series C 4.10% Unsecured Notes
Revolver Balance
Series D 1.62% Unsecured Notes
Series E 1.65% Unsecured Notes
$275
$956
$125
$199
$44
$200
$400
$350
$469
$411
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033

Total Debt Profile

✓ Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody's)



Debt Type
$368 Floating
13%
TOTAL DEBT
$2.8bn
87%
$2,411 Fixed
Rate Type
$581 Secured
21%
TOTAL DEBT
$2.8bn
79%
$2,198 Unsecured

Liquidity

✓ Significant Liquidity: ~$1.5bn (3)
- $934mm Undrawn Senior Unsecured Revolving Credit Facility
  - Interest Rate: C + 95 bps

✓ Minimal near-term debt maturities



Revolver Availability $934
60%
2018 Forward Proceeds $129 (4)
8%
TOTAL LIQUIDITY
$1.5bn
2020 Forward Proceeds $260 (5)
17%
15%
Cash $225

Note: Dollars in millions except per share figures. Figures based on company filings as of 03/31/2021. The Company may settle the forwards by issuing new shares or may instead elect to cash settle or net share settle all or a portion of the forward shares. Figures may not sum due to rounding

(1) Reflects the principal due each period and does not adjust for amortization of principal balances. Balances denominated in foreign currencies have been translated to USD
(2) Revolver maturity date assumes the exercise of two six month extension options
(3) Figure reflects cash, forward proceeds and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$22mm in letters of credit, $12.4mm of restricted cash, and $50mm from cash balance for AGRO FIRPTA hold back
(4) Assumes the issuance of ~6.0mm common shares upon the full physical settlement of the 2018 forward sale agreement
(5) Assumes the issuance of ~7.2mm common shares upon the full physical settlement of the 2020 forward sale agreements

20

americold

Strategic Investment Approach to Maintain a High-Quality Portfolio

Capital expenditures ensure that our temperature-controlled warehouses meet the "mission-critical" role they serve in the cold chain

As a % of Total Warehouse NOI before R&M Expense



2018A
Total Spend
$96mm
10.3%
0.7%
0.7%
8.8%
12.3%
7.6%
4.6%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
2019A
Total Spend
$115mm
11.8%
0.8%
0.9%
10.1%
11.0%
6.6%
4.4%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
2020A
Total Spend
$123mm
11.3%
0.8%
0.8%
9.7%
10.0%
5.2%
4.8%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
Real Estate
Personal Property
Information Technology

Note: Dollars in millions. Figures may not sum due to rounding

(1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software. Maintenance capital expenditures do not include acquisition costs contemplated when underwriting the purchase of a building or costs which are incurred to bring a building up to Americold's operating standards

(2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries

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americold

Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold and Silver certifications at 161 facilities  Completed LED lighting conversions at 109 facilities since 2011  Noteworthy fast door implementation savings  Food Logistics magazine’s Top Green Service provider for last three years Commitment to Environmental, Social and Governance Initiatives Social initiatives  Core Mission: Serve the public good by maintaining the integrity of the food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox Shareholder-friendly corporate governance  Seven of eight board members independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  No poison pill  Non-classified board  Shareholder “Say on Pay” Environmental Social Governance Awards & Recognition Charitable Organizations 22

Commitment to Environmental, Social and Governance Initiatives 23 Certified by the GCCA Energy Excellence Recognition Program: 29 sites newly certified in 2020 161 TOTAL SITES Reduced versus 2019 same store(1) OVER 15M kWh Shed by 44 sites participating in demand response programs 25.4 MEGAWATT HOURS (MWh) In carbon dioxide GHG equivalent (MTCO2e GHG) reduction in Scope 2 Emissions since 2018 at legacy sites 23% DECREASE With average reduction of ~4.5 million kWh and 3,200 MTCO2e reduction annually 9 NEW LED SITES Of rainwater harvested in 2020 OVER 3.5M GALLONS Environmental: 2020 by the Numbers (1) Same store defined as owned and operated facilities from January 1,2019 to December 31, 2020.

Conclusion 24 Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Global Market Leader with Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business